UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
 Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 12, 2007

Date of Report (Date of earliest event reported)

BB&T Corporation
 (Exact name of registrant as specified in its charter)

Commission file number : 1-10853

North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   Other Events

           BB&T Corporation, a North Carolina corporation (the ”Company”), and BB&T Capital Trust IV, a statutory trust formed under the laws of the State of Delaware (the “Trust”), closed on June 12, 2007, the public offering of $600,000,000 aggregate principal amount of the Trust’s Fixed to Floating Rate Trust Preferred Securities (the “Capital Securities”), representing preferred beneficial interests in the Trust, pursuant to an Underwriting Agreement dated June 5, 2007, between the Company, the Trust and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., each as representative of the underwriters named in Schedule II thereto (collectively, the “Underwriters”). Pursuant to a Guarantee Agreement, dated as of June 12, 2007, by and between the Company and U.S. Bank National Association, as guarantee trustee, the Company has guaranteed payment of distributions or amounts payable on redemption or liquidation of the Capital Securities to the extent that the Trust has funds available to make such payments (the “Guarantee”). The Company will not cover payments when the Trust does not have sufficient funds to make payments on the Capital Securities.

           The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities, were invested by the Trust in the Company’s Fixed to Floating Rate Junior Subordinated Debentures (the “Junior Subordinated Debentures”), issued pursuant to the Junior Subordinated Indenture dated as of August 18, 2005, as supplemented by a First Supplemental Indenture dated as of August 18, 2005, as further supplemented by a Second Supplemental Indenture dated as of June 7, 2006, and as further supplemented by a Third Supplemental Indenture dated as of June 12, 2007, between the Company and U.S. Bank National Association, as trustee. The Capital Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended, by a shelf registration statement on Form S-3 (File Nos. 333-134261, 333-134261-01, 333-134261-02 and 333-134261-03), as amended by Post-Effective Amendment No. 1 filed on June 1, 2006, and as further amended by Post-Effective Amendment No. 2 filed on June 5, 2007 (as amended, the “Registration Statement”).

           On June 12, 2007, in connection with the closing of the public offering of the Capital Securities, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that neither the Company nor any subsidiary of the Company (including the Trust) will repay, redeem or purchase any of the Capital Securities or the Junior Subordinated Debentures unless such repayments, redemptions or purchases are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached as an exhibit hereto and is incorporated herein by reference.

           This report is also being filed for the purpose filing as exhibits the documents listed in Item 9.01 below, which are hereby incorporated by reference into the Registration Statement.

ITEM 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement dated June 5, 2007, by and between BB&T Corporation, BB&T Capital Trust IV and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., each as representative of the underwriters named therein.

4.1

Third Supplemental Indenture, dated as of June 12, 2007, by and between BB&T Corporation and U.S. Bank National Association, as Trustee, under the Junior Subordinated Indenture, dated as of August 18, 2005, by and between BB&T Corporation and U.S. Bank National Association, as Trustee.

4.2

Amended and Restated Trust Agreement, dated as of June 12, 2007, by and among BB&T Corporation, as Depositor, U.S. Bank National Association, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, M. Patricia Oliver and Christopher L. Henson, as Administrative Trustees, and the several Holders of the Capital Securities.

4.3	Guarantee Agreement, by and between BB&T Corporation, as Guarantor, and U.S. Bank National Association, as Guarantee Trustee.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P.

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included on Exhibit 8.1).

99.1	Replacement Capital Covenant of BB&T Corporation.

S  I  G  N  A  T  U  R  E

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                BB&T CORPORATION
                                                                                (Registrant)

                                                                                By: /S/ EDWARD D. VEST

                                                                                Edward D. Vest
                                                                                Executive Vice President and Corporate Controller
                                                                                (Principal Accounting Officer)

Date:       June 12, 2007

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1

Underwriting Agreement dated June 5, 2007, by and between BB&T Corporation, BB&T Capital Trust IV and BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Credit Suisse Securities (USA) LLC and J.P. Morgan Securities Inc., each as representative of the underwriters named therein.

4.1

Third Supplemental Indenture, dated as of June 12, 2007, by and between BB&T Corporation and U.S. Bank National Association, as Trustee, under the Junior Subordinated Indenture, dated as of August 18, 2005, by and between BB&T Corporation and U.S. Bank National Association, as Trustee.

4.2

Amended and Restated Trust Agreement, dated as of June 12, 2007, by and among BB&T Corporation, as Depositor, U.S. Bank National Association, as Property Trustee, Wilmington Trust Company, as Delaware Trustee, M. Patricia Oliver and Christopher L. Henson, as Administrative Trustees, and the several Holders of the Capital Securities.

4.3	Guarantee Agreement, by and between BB&T Corporation, as Guarantor, and U.S. Bank National Association, as Guarantee Trustee.

8.1	Tax Opinion of Squire, Sanders & Dempsey L.L.P.

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included on Exhibit 8.1).

99.1	Replacement Capital Covenant of BB&T Corporation.